Exhibit 99.1

Credit Suisse Energy Summit February 2, 2010 A Powerful Tomorrow Starts Today

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations, and neither Pinnacle West Capital Corporation ("Pinnacle West") nor Arizona Public Service Company ("APS") assumes any obligation to update these statements, even if our internal estimates change, unless otherwise required by applicable securities laws. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. In addition to the Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2008, these factors include, but are not limited to: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new federal legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and Arizona Corporation Commission orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate and credit markets in SunCor Development Company's market areas, which include Arizona, Idaho, New Mexico and Utah.

PNW: Our Value Proposition Delivering Superior Shareholder Returns We Are A Green Company Abundant solar conditions in Arizona Other renewables Nuclear expansion option Transmission expansion Energy efficiency Compelling Capital Investment Opportunities Green resources - solar, other renewables, nuclear Transmission expansion Distribution system growth Strengthening Financial and Risk Profiles $2.10 per share annual dividend Investment-grade credit ratings and adequate liquidity Risk reduction Convert growth into superior ROE Opportunities for multiple expansion Capitalizing on Attractive Fundamentals Vertically integrated electric utility High growth service territory Diversified energy mix Operational excellence Strong energetic leadership Improving Regulatory Environment Constructive retail regulatory settlement Progress on many issues last five years Building collaborative relationships

Who We Are NYSE Ticker: PNW Market Cap: $4 Billion Enterprise Value: $7 Billion Competitive Energy Services Provider $74 Million Venture Investments $19 Million Real Estate Developer $149 Million Vertically Integrated Electric Utility $11.4 Billion Assets December 31, 2009 $12 Billion At our core, we are an electric utility. Unaudited

'88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 APS Customer Growth 0.032 0.025 0.021 0.021 0.025 0.028 0.036 0.039 0.041 0.042 0.04 0.042 0.041 0.037 0.031 0.033 0.037 0.043 0.044 0.033 0.014 Arizona Population Growth 0.023 0.022 0.018 0.03 0.032 0.032 0.035 0.033 0.037 0.038 0.037 0.039 0.034 0.026 0.027 0.025 0.03 0.036 0.036 0.028 0.023 U.S. Population Growth 0.009 0.009 0.011 0.013 0.014 0.013 0.012 0.012 0.012 0.012 0.012 0.012 0.011 0.01 0.01 0.009 0.009 0.009 0.01 0.01 0.009 Annual Growth 1990 2009 2025 0.6 1.1 1.7 Millions 1.1 1.7 55% Arizona has ranked in the top five for population growth over the last 20 years. In spite of economic slowdown, APS expects 55% customer growth by 2025. APS Customer Growth Positive Long-Term Demographics Superior Historical Growth

APS Continually Ranks in Top Quartile in Residential Customer Satisfaction Our employees take pride in providing top-tier customer service. Company Rating CPS Energy 665 617 MidAmerican Energy 663 617 Portland General Electric 662 617 Duke Energy-Southern 658 617 Progress Energy Carolinas 657 617 Alabama Power 654 617 Georgia Power 654 617 Southern California Edison 652 617 Central Maine Power 649 617 Oklahoma Gas and Electric 649 617 Kansas City Power & Light 646 617 Arizona Public Service 645 617 We Energies 645 617 Xcel Energy-Midwest 642 617 PPL Electric Utilities 641 617 Pacific Gas and Electric 636 617 San Diego Gas & Electric 635 617 Alliant Energy 634 617 Pacific Power 634 617 Florida Power & Light 632 617 Rocky Mountain Power 626 617 South Carolina Electric & Gas 623 617 Westar Energy 620 617 Dominion Virginia Power 619 617 Progress Energy Florida 619 617 Penelec 618 617 Pepco 617 617 Indiana Michigan Power 615 617 Tampa Electric 615 617 Xcel Energy-West 615 617 Detroit Edison 614 617 Puget Sound Energy 614 617 Duke Energy-Midwest 609 617 Allegheny Power 608 617 Public Service Electric and Gas 608 617 AEP - Ohio 605 617 AmerenUE 604 617 PECO Energy 604 617 Entergy Arkansas 603 617 The Illuminating Company 603 617 NV Energy 599 617 Consumers Energy 598 617 NSTAR Electric 597 617 Ohio Edison 594 617 New York State Electric & Gas 589 617 Appalachian Power 587 617 Con Edison Company of New York 586 617 Exelon-ComEd 583 617 Jersey Central Power & Light 581 617 Duquesne Light 576 617 Entergy Louisiana 576 617 National Grid USA 575 617 Baltimore Gas & Electric 574 617 Connecticut Light & Power 571 617 Ameren Illinois Utilities 562 617 APS 2009 J.D. Power Residential Customer Survey Industry Average Rating Outstanding Residential Customer Satisfaction Rating Outage Minutes/Year SAIDI '05 '06 '07 '08 '09 APS 99 91 94 87 76 Industry Top Quartile 90 90 90 91 Lowering Average Annual Outage Time Per Customer APS Industry Top Quartile

Palo Verde: Energy Cornerstone of the Southwest '03 '04 '05 '06 '07 '08 '09 APS Capacity Factors 0.874 0.837 0.774 0.707 0.79 0.844 0.889 Industry Average 0.852 0.885 0.873 0.885 0.908 0.882 APS Industry Capacity Factors One of the top nuclear industry performers for more than a decade, Palo Verde is back on track toward top performance. 88% 89% '03 '04 '05 '06 '07 '08 '09 Accomplishments & Goals NRC returned plant to routine inspection and oversight March 2009 20-year license extension requested December 2008 Goals by 2013 Consistent site capacity factor greater than 88% 90% Refueling outages 30 days or less EUCG operating costs less than $0.02/kWh Top-quartile safety X

Superior Fossil Generation Performance '03 '04 '05 '06 '07 '08 '09 APS Capacity Factors 0.75800000013148 0.842 0.871 0.869 0.875 0.861 0.819 Industry Average 0.685 0.706 0.719 0.736 0.748 0.731 APS Industry Our coal plants are consistently strong performers. Capacity Factors Solid 2009 capacity factors Four Corners: 88% Cholla: 77% Performance Drivers: Conservative operating practices Highly experienced plant management Aggressive equipment management 73% 82% '03 '04 '05 '06 '07 '08 '09

A Balanced and Strategic Resource Plan We have competitive advantages to capitalize on renewable and nuclear resources to provide a diversified energy mix. Provides flexibility to incorporate renewables Maintains gas consumption near 2009 levels Excellent and reliable base load resource Less exposure to carbon and climate pressures relative to industry peers Experienced operator of largest nuclear plant in U.S. New capacity options being explored Abundant solar resources in Arizona High customer interest and incentives Approved recovery mechanisms 2009 2025 Coal 0.37 0.24 Nuclear 0.26 0.32 Natural Gas 0.33 0.21 Renewables & EE 0.04 0.23 Renewables & Energy Efficiency Renewables & EE Energy Mix (MWh)

APS retail regulatory settlement provisions 1.7 million MWh additional generation or savings to be in service by end of 2015 New resources to be in addition to resources and commitments as of year-end 2008 Estimate APS will supply 10% of retail sales with renewable energy by year-end 2015 Double ACC requirements Arizona Renewable Energy Standard (RES) Minimum renewable energy requirements 5% of energy for retail sales by 2015 15% of energy for retail sales by 2025 Required distributed energy component 30% of total requirement by 2012 Renewable Resource Obligations APS is committed to renewable energy well in excess of the State's requirements.

Germany We intend to make Arizona the "Solar Capital of the World." Japan Solar Insolation Comparison (kWh/year) Japan's solar insolation comparable to Florida Arizona Germany - among countries with highest installed capacities despite Seattle-like weather conditions Arizona's World-Class Solar Potential

APS Solar Projects Solana Concentrating Solar Trough Plant 280 MW plant to be built, owned and operated by Abengoa Solar APS 30-year purchase power agreement for all output Planned commercial operation in 2013 AZ Sun Program (proposed) 100 MW of photovoltaic solar plants to be owned by APS Estimated $500 million capital investment To be placed into service in 2011 through 2014 Rate recovery through Renewable Energy Surcharge adjustor Flagstaff Community Power Project (proposed) 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 MW to 2 MW of distributed generation Integrated with smart grid technology APS plans solar projects to take advantage of Arizona's abundant solar resource.

Multi-Pronged Approach to ROE Improvement We are actively working to improve our return on equity. Electricity Rate Increases Regulatory Framework Improvements Cost Savings Initiatives Efficiency and Effectiveness Throughout Organization Goal ROE Improvement

Progressive 2009 Regulatory Settlement The regulatory settlement has a number of benefits from investors' perspective. Increased retail base rates effective January 1, 2010 Strengthens APS' earned ROE and financial condition and supports common dividend Provides greater level of cost recovery and return on investment Demonstrates cooperation among APS, ACC Staff, RUCO and other intervenors Allows opportunity to help shape Arizona's energy future outside continual rate cases

Progressive 2009 Regulatory Settlement Settlement agreement terms Base rate increase $ 207 $ 207 $ 207 Line extensions treated as revenue 23 25 49 Pension and OPEB deferrals 13 29 Palo Verde depreciation reduction 34 Subtotals 230 245 319 Less interim base rate surcharge that ended upon general rate case implementation (65) (65) (65) Total $ 165 $ 180 $ 254 Estimated Pretax Earnings Benefits ($ Millions) 2010 2011 2012 Settlement provisions include earnings support until next rate case.

Progressive 2009 Regulatory Settlement Settling parties intend to process future cases within 12 months of sufficiency findings APS may file general base rate cases on or after June 1, 2011 and June 1, 2013 Base rate changes from next two rate cases may become effective on or after July 1, 2012 and July 1, 2014 An expedited process has been agreed upon for future rate cases to reduce processing regulatory lag.

Opportunities to Continue Improving Regulatory Dialogue Regulatory framework and processes State economic vitality Federal and state energy policy Long-term resource plan Environmental stewardship Creating a Sustainable Energy Future for Arizona APS ACC Other Stakeholders Customers Communities Governor & Legislature

'07 '08 '09 '10 '11 Generation 353 310 288 274 319 Transmission 138 163 275 99 185 Distribution 372 340 276 289 381 Other 37 43 44 37 50 Reductions/Deferrals 0 0 205 320 57 $ Millions Generation Transmission Distribution Other Deferrals/ Reductions Projected APS Capital Expenditures* '07 5.9 '08 6.3 '09 6.6 '10 6.9 '11 7.2 '12 7.7 5% Compound Annual Growth Rate APS Rate Base We have reduced capex based on current slowed growth - yet still expect strong rate base growth. $ Billions APS CapEx Drives Strong Rate Base Growth Projected * Based on September 2009 Form 10-Q

Cost Savings Initiatives Underway Engaged and highly motivated workforce Effective and efficient execution Optimize assets and resources Better leverage technology Our cost management efforts will help improve financial results beyond those achievable through proposed regulatory decisions. Enterprise-wide emphasis Cost Savings

Top-Tier Dividend Yield PNW Electric Utility Average S&P 500 Index 12/31/2009 0.0574 0.0454 0.021087 11/30/2009 0.0598 0.0481 0.022456 10/31/2009 0.067 0.0505 0.023876 9/30/2009 0.064 0.0491 0.023929 8/31/2009 0.0638 0.0496 0.0259 7/31/2009 0.0657 0.0502 0.0271 6/30/2009 0.0697 0.0529 0.0311 5/31/2009 0.0759 0.0565 0.0335 4/30/2009 0.0765 0.0569 0.0356 3/31/2009 0.0791 0.0575 0.0391 2/28/2009 0.08 0.059 0.044 1/31/2009 0.0627 0.0507 0.0389 12/31/2008 0.0654 0.0497 0.0359 11/30/2008 0.0691 0.0487 0.0377 10/31/2008 0.0664 0.0495 0.0364 9/30/2008 0.061 0.0439 0.03 8/31/2008 0.0597 0.0409 0.0275 7/31/2008 0.0626 0.042 6/30/2008 0.0682 0.0414 Dec. 31, 2008 Mar. 31, 2009 5.7% 4.5% Pinnacle West's annual dividend is $2.10 per share. Jun. 30, 2009 Sep. 30, 2009 Dec. 31, 2009 2.1%

PNW: Our Value Proposition Delivering Superior Shareholder Returns We Are A Green Company Compelling Capital Investment Opportunities Strengthening Financial and Risk Profiles Capitalizing on Attractive Fundamentals Improving Regulatory Environment

Appendix

A Leadership Team of Industry Veterans Our top executives have more than 160 combined years of creating shareholder value in the energy industry. Jim Hatfield SVP & CFO Don Robinson APS President & COO Randy Edington EVP & Chief Nuclear Officer Don Brandt Chairman & CEO Steve Wheeler EVP Customer Service & Regulation Mark Schiavoni SVP Fossil Generation Dave Falck EVP, General Counsel & Secretary

Service Territory 1.1 million customer accounts 34,646 square miles Customer Growth 0.6% in 2009 1% average annual growth expected through 2011 3-4% historical average - well above industry average Resources 6,288 MW owned/leased capacity 1,958 MW contracted conventional resources in operation 498 MW contracted renewables in operation or under development 2009 Peak Demand - 7,218 MW Arizona's Largest and Longest-Serving Electric Utility Serving Arizona customers since 1887 - 15 years before statehood.

2008 Retail Customer, Sales And Revenue Mixes Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 Residential Commercial Industrial Other Customers Year-End 1.1 Million Retail Sales 28,794 GWh Operating Revenues $2.9 Billion Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 Customers Retail Sales Operating Revenues Residential 0.888 0.464 0.502 Commercial 0.108 0.447 0.425 Industrial 0.003 0.083 0.066 Irrigation and Other 0.001 0.006 0.007 8% 45% 46% 50% 7% 42% 11% 89%

Ratings Pinnacle West APS Senior Unsecured Debt Moody's Baa3 Baa2 S&P BB+ BBB- Fitch - BBB Outlook Moody's Stable Stable S&P Stable Stable Fitch Negative Stable Commercial Paper Moody's P3 P2 S&P A3 A3 Fitch F3 F3 Investment-Grade Credit Ratings

Kristin Mayes Chairman (Rep) Gary Pierce (Rep) Terms Through January 2011 Elected November 2008, Terms Through January 2013 Sandra Kennedy (Dem) Paul Newman (Dem) Bob Stump (Rep) Arizona Corporation Commissioners

Rates effective January 1, 2010 Annualized base rate revenue increases ($ millions): Non-fuel $ 196 Net fuel-related 11 Net increase $ 207 Allowed ROE (%) 11 Equity ratio (%) 54 Rate base ($ billions) $5.6 Base fuel rate (¢ per kWh) 3.76 Effective date 1/1/2010 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million The retail revenue increases total $230 million in 2010 and will improve APS' financial condition. Progressive 2009 Regulatory Settlement

Progressive 2009 Regulatory Settlement Key non-revenue financial provisions: $30 million annual cost reduction in 2010 to be sustained through 2014 Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other key provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs Other key provisions add financial value for APS and benefits for other stakeholders.

ACC Approved Interim Rates Continued until new base rates became effective January 1, 2010 Approved by ACC December 18, 2008 Base rate surcharge effective until general rate case decision $65.2 million annual pretax retail revenues Effective for customer bills after December 31, 2008 Subject to refund, with interest, pending general rate case outcome APS to target additional cost reductions of at least $20 million Revenues and cost savings will be used to: Fund infrastructure and technology Reduce need for external debt financing The interim retail rate decision supported APS' financial strength while providing customers rate stability.

Case Description Docket Number 2008-2009 General Retail Rate Case Settlement approved effective January 1, 2010 E-01345A-08-0172 2008 Interim Rate Approval APS received $65.2 million interim base rate surcharge effective January 1, 2009 until new baser rates became effective January 1, 2010. E-01345A-08-0172 Demand Side Management Programs 2008-2010 APS was authorized to recover $25.5 million per year. E-01345A-03-0437 E-01345A-05-0526 Resource Plan APS has filed for approval of its resource plan. Suggested financial recovery mechanisms included in report. E-01345A-09-0037 Energy Efficiency Rate Incentives for Electric and Gas Utilities' ACC Staff has begun workshop process to explore encouragement of energy efficiency through use of regulatory and rate incentives, including decoupling and performance-based utility incentives. E-00000J-08-0314 G-00000C-08-0314 Demand Response Program As ordered in 2007 rate decision, APS has requested approval of Commercial & Industrial Load Management Program. Annual budget for this program ramps up to $8.5 million by 2013. E-01345A-08-0569 Concentrating Solar Power Contract (Solana) In September 2008, ACC approved APS participation in Solana project. E-01345A-08-0106 Concentrating Solar Power Contract (Starwood Solar I) In May 2009, APS filed application for approval of purchased power agreement. E-01345A-09-0261 Transmission Cost Adjustor In July 2009, ACC approved TCA increase to reflect changes in FERC transmission rates. APS collected $31.5 million through TCA mechanism in 2008. E-01345A-08-0265 2010 RES Implementation Plan APS was authorized to recover $86.7 million in 2010. E-01345A-09-0338 Key ACC Regulatory Proceedings

Mechanism Adopted / Last Adj. Description Power Supply Adjustor ("PSA") April 2005 / February 2009 Recovers 90% of variance between actual fuel and purchased power costs and base fuel rate Includes forward-looking, historical and transition components Transmission Cost Adjustor ("TCA") April 2005 / July 2009 Recovers FERC-approved transmission costs related to retail customers Resets annually as a result of the FERC Formula Rate process (see below) Renewable Energy Surcharge ("RES") May 2008 / January 2009 Recovers costs related to renewable initiatives Collects projected dollars to meet RES targets Provides incentives to customers to install distributed renewable energy Demand-Side Management Adjustor ("DSM") April 2005 / April 2009 Recovers retroactively costs related to conservation and DSM programs above $10 million in base rates Provides 10% performance incentive to APS for net benefits achieved Provides rebates and incentives to participating customers Environmental Improvement Surcharge ("EIS") July 2007 / July 2007 Recovers retroactive costs related to environmental upgrades not fully covered under base rates Allows for cost recovery of ACC-approved projects Retail Line Extension Fees July 2007 / February 2008 "Pay as you go" mechanism collects dollars spent for new construction at beginning of project Better protects existing customers by allocating cost of expansion to developers FERC Formula Rates 2008 / June 2009 Recovers transmission costs based on historical costs per FERC Form 1 and certain projected data Resets annually We have made progress toward a supportive regulatory structure and improvement in the timing of cost recovery. Significant Regulatory Progress Since 2005

Constructive Transmission Rate Regulation 1st Increase 1st Increase 2nd Increase 2nd Increase 3rd Increase 3rd Increase Annual Revenue Effective Date Annual Revenue Effective Date Annual Revenue Effective Date Retail Portion (TCA) $27M 3/1/2008 $13M 7/3/2008 $21M 8/1/2009 Wholesale Portion $ 1M 3/1/2008 $ 2M 6/1/2008 $ 2M 6/1/2009 Total Increase $28M $15M $23M Allowed ROE 10.75% 10.75% 10.75% Equity Ratio 53% 53% 55% Rate Base $0.8B $1.0B $1.1B Test Year 2006 2007 2008 FERC Formula Rates adopted in 2008 Based on FERC Form 1 and certain projections Retail portion flows through ACC Transmission Cost Adjustor (TCA) Adjusted annually with 10.75% allowed ROE Transmission revenue increases We have achieved constructive transmission rate treatment.

Our Regulatory Mix Transmission 1.1 Generation Distribution 5.6 Transmission 16% Generation & Distribution 84% ACC FERC Effective Date 1/1/2010 6/1/2009 Test Year Ending 12/31/2007 12/31/2008 Rate Base $5.6 B $1.1 B Equity Layer 54% 55% Allowed ROE 11.00% 10.75% The bulk of APS' revenues come from our regulated retail rate base; we also have a meaningful transmission business. $6.7 Billion Total Approved Rate Base Most Recent Rate Decisions

APS Revenues by Recovery Mechanisms We have received supportive regulatory decisions providing more timely recovery. Test Year Historical Forecasted PSA TCA RES DSM* Base Rates Other** 2004 2005 2006 2007 2008 2009 Base Rate Revenues 1957 2114 2239 2536 2662 2663 RES 7 7 8 9 25 72.5 TCA 0 0 0 0 31 51.3 PSA 0 0 265 231 183 135.1 DSM 14.6 Other 233 150 146 161 232 198 $ Millions Regulated Electricity Revenue by Recovery Mechanism * Includes revenues from wholesale electricity and transmission sales, electricity and other commodity sales, EIS and other miscellaneous services. ** 2009 includes actuals through November 2009 and one month of forecast data.

Solana: A "Sunny Place" 280-MW concentrating solar trough 30-year PPA for all output (~900 GWh/year) Planned commercial operation in 2013 Near existing transmission lines 70 miles southwest of Phoenix Thermal storage capability with summer on-peak capacity factor over 90% To be built, owned and operated by Abengoa Solar Solana will generate enough clean, renewable electricity to meet the needs of about 70,000 Arizona homes.

Proposed AZ Sun Program 100 MW of photovoltaic solar plants to be owned by APS Estimated $500 million capital investment To be placed into service in 2011 through 2014 Size and timing to be determined through responses to requests for proposal to be issued Rate recovery through Renewable Energy Surcharge adjustor ACC consideration expected in February 2010 APS plans to add 100 megawatts of owned solar photovoltaic generation by the end of 2014.

Remote switching Substation on-line monitoring Capacitor controls Distribution sensors Solar water heaters Small-scale wind turbines APS-owned rooftop solar AMI Community Power Project - Flagstaff, Arizona 200 to 300 rooftop solar photovoltaic systems on single feeder 1.5 to 2 MW of distributed generation 4 weather stations in connected substations APS' innovative pilot project encourages distributed renewable resources, integrated with smart grid technology.

A Well-Balanced Generation Portfolio' Fuel / Plant Location Units Dispatch Commercial Ops. Date Operator Ownership / Interest 1 Net Capacity (MW) Nuclear Palo Verde Wintersburg, AZ 1,2,3 Base 1986 - 1989 APS 29.1 1,146 Total Nuclear 1,146 Coal Cholla Joseph City, AZ 1,2,3 Base 1962 - 1980 APS 100 647 Four Corners Farmington, NM 1,2,3 Base 1963 - 1964 APS 100 560 Four Corners Farmington, NM 4,5 Base 1969 - 1970 APS 15 225 Navajo Page, AZ 1,2,3 Base 1974 - 1976 SRP 14 315 Total Coal 1,747 Gas/Oil - Combined Cycle Redhawk Arlington, AZ 1,2 Intermediate 2002 APS 100 984 West Phoenix Phoenix, AZ 1,2,3,4,5 Intermediate 1976 - 2003 APS 100 887 Total Gas/Oil - Combined Cycle 1,871 Gas/Oil - Steam Turbines Ocotillo Tempe, AZ 1,2 Peaking 1960 APS 100 220 Saguaro Red Rock, AZ 1,2 Peaking 1954 - 1955 APS 100 210 Total Gas/Oil - Steam Turbines 430 Gas/Oil - Combustion Turbines Sundance Casa Grande, AZ 10 Peaking 2002 APS 100 420 Yucca Yuma, AZ 6 Peaking 1971 - 2008 APS 100 243 Saguaro Red Rock, AZ 1,2,3 Peaking 1972 - 2002 APS 100 189 West Phoenix Phoenix, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Ocotillo Tempe, AZ 1,2 Peaking 1972 - 1973 APS 100 110 Douglas Douglas, AZ 1 Peaking 1972 APS 100 16 Total Gas/Oil - Combustion Turbines 1,088 Solar Solar - CSP Trough Red Rock, AZ -- Variable 2005 APS 100 1.0 Solar - PV Prescott, AZ -- Variable 2002 - 2006 APS 100 3.0 Solar - PV STAR Center -- Variable 1999 - 2004 APS 100 0.3 Solar - PV Various -- Variable 1996 - 2005 APS 100 1.5 Total Solar 5.8 Total Generation Capacity 6,288 Note: As of December 31, 2009 1 Includes leased generating plants.

Renewable Contracts Provide Bridge COD/ Fuel / Contract Location Developer/ Operator Status * PPA Signed Expected COD Term (years) Capacity (MW) Solar Solana (CSP Trough) Gila Bend, AZ Abengoa AD Feb-2008 2013 30 280 Total Solar 280 Wind Aragonne Mesa Santa Rosa, NM Bluearc Mgmt. Group IO Dec-2005 Dec-2006 20 90 High Lonesome Mountainair, NM Edison Mission Energy IO Feb-2008 Jul-2009 30 100 Total Wind 190 Geothermal CE Turbo - Salton Sea Imperial County, CA CalEnergy IO Jan-2006 Jan-2006 23 10 Total Geothermal 10 Biomass Snowflake Snowflake, AZ Renegy Holdings IO Jun-2008 Apr-2008 15 15 Total Biomass 15 Biogas Glendale Landfill Project Glendale, AZ Glendale Energy LLC UC Jul-2008 Dec-2009 20 3 Total Biogas 3 Total Renewable Contracted Capacity 498 Note: As of December 31, 2009. * Advanced Development (AD), Under Construction (UC), or In Operation (IO).

Recognized as One of America's Greenest Companies Newsweek ranked Pinnacle West 13th best among U.S. utilities.

Highest Rating (AAA) and Ranked #2 Electric Utility Environmental, Sustainability and Technology Leadership Dow Jones Sustainability Index Global 100 Most Sustainable Corporations in World Social Responsibility Index "Best in Class" Distinction Social Responsibility Reporting Highest Overall Score of U.S. Utilities EPA Climate Protection Award Top 10 Utility Solar Ranking Top 10 in U.S. in Technology Innovation and #1 Utility Edison Electric Institute's 2008 Top Industry Award (Technical Innovation) We have been recognized internationally for our achievements.

"APS' new system for monitoring transformer performance (TOAN) is a remarkable achievement and could potentially benefit electric utilities everywhere.... This system represents a significant step forward in managing and monitoring the electric grid." Thomas Kuhn Edison Electric Institute President June 2008 27 U.S. patents issued since 1997 State-of-the-art solar technology advancements Underground piping system inspections & maintenance Nuclear safety & maintenance Additional patents pending in U.S. and abroad Remote transformer monitoring (TOAN) Solar technology advancements Other innovative projects Coal conversion to Substitute Natural Gas CO2 emission capture using algae We're not just an energy company, we embrace technological innovation in our industry. Recipient of 2008 EEI Award Employee Innovation Supports Customer Reliability